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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
          Date of Report (Date of Earliest Event Reported) May 2, 2003
                                                           -----------

                             BOSTONFED BANCORP, INC.
                             -----------------------
             (Exact Name of Registrant as Specified in Its Charter)

      Delaware                       1-13936              52-1940834
      --------                       --------             ----------
(State or other Jurisdiction of     (Commission           (IRS Employer
Incorporation or Organization)      File Number)          Identification No.)

         17 New England Executive Park, Burlington, Massachusetts 01803
         --------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (781) 273-0300
                                 --------------
              (Registrant's Telephone Number, including Area Code)

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, If Changed Since Last Report)









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ITEM 7.  FINANCIAL STATEMENTS AND OTHER EXHIBITS.
         ---------------------------------------

         Exhibit 99.1 Press Release dated May 2, 2003.

ITEM 9.  REGULATION FD DISCLOSURE.
         ------------------------

         On May 2, 2003, BostonFed Bancorp, Inc., the holding company for Boston Federal Savings Bank and Broadway National Bank, announced that its "March 31, 2003 Investor Presentation" is available on its website. The press release announcing the website availability of the "March 31, 2003 Investor Presentation" is filed as Exhibit 99.1 and incorporated herein by reference.

         This information is being furnished pursuant to Item 12 of Form 8-K and is being presented under Item 9 as provided in the Commission's interim guidance regarding Form 8-K Item 11 and Item 12 filing requirements (Release No. 34-47583).





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                BOSTONFED BANCORP, INC.



Dated: May 7, 2003              By: /s/ John A. Simas
                                    --------------------------------------------
                                Name:  John A. Simas
                                Title: Executive Vice President, Chief Financial
                                         Officer and Secretary

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                                  EXHIBIT INDEX


Exhibit 99.1      Press Release Dated May 2, 2003.